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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported):    May 21, 1996
                                                           ----------------

                      Security Dynamics Technologies, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                0-25120                           04-2916506
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         (Commission File Number)      (I.R.S. Employer Identification No.)


One Alewife Center, Cambridge, Massachusetts                       02140
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (617) 547-7820
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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     This Current Report on Form 8-K is filed by Security Dynamics Technologies,
Inc., a Delaware corporation (the "Company"), in connection with the matters described herein.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.
         --------------------------------------

     On May 21, 1996, Kenneth P. Weiss announced his immediate resignation as a director and as Chairman of the Board and Chief Technical Officer of the Company, citing material disagreements with the operations, policy and practices of the Company and certain directors of the Company. The reasons for Mr. Weiss's resignation are outlined in his letter to the Company dated May 21, 1996, a copy of which is filed as Exhibit 17 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.
         --------------------------------

         (c)  Exhibits

         Exhibit 17 - Letter, dated May 21, 1996, of Kenneth P. Weiss.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 1996                     SECURITY DYNAMICS TECHNOLOGIES, INC.
                                       (Registrant)



                                         /s/ Charles R. Stuckey, Jr.
                                       ----------------------------------
                                       By:   Charles R. Stuckey, Jr.
                                             President and Chief
                                             Executive Officer



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                                INDEX TO EXHIBITS



         Exhibit
         Number
         ------

         17                       Letter, dated May 21,
                                  1996, of Kenneth P.
                                  Weiss.